Exhibit 10.4

THIRD AMENDED AND RESTATED
SECURITY AGREEMENT

THIS THIRD AMENDED AND RESTATED SECURITY AGREEMENT dated as of September 25, 2019 (this “Security Agreement”) is being entered into among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Grantor” and, together with the Company, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced) below.

RECITALS:

A.    Pursuant to a Second Amended and Restated Credit Agreement dated as of July 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”) or Used Vehicle Borrowers (the “Existing Used Vehicle Borrowers” and, collectively with the Company and the Existing New Vehicle Borrowers, the “Existing Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (collectively, the “Existing Lenders”), the Existing Lenders agreed to provide (i) to the Company, a revolving credit facility with a letter of credit sublimit and swing line facility, (ii) to the Existing New Vehicle Borrowers, a revolving new vehicle floorplan facility, including a new vehicle swing line subfacility and (iii) to the Existing Used Vehicle Borrowers, a revolving used vehicle floorplan facility, including a used vehicle swing line subfacility.

B.    In connection with the Existing Credit Agreement, certain of the Grantors (collectively, the “Existing Grantors”) entered into that certain Second Amended and Restated Security Agreement dated as of July 25, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”) pursuant to which the Existing Grantors granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest (the “Existing Security Interest”) in all right, title or interest in or to any and all of certain assets and properties of the Grantors as more particularly set forth therein.

C.    The Existing Borrowers have requested that the Existing Credit Agreement be amended and restated, on the terms set forth in that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers or Used Vehicle Borrowers (collectively with the Company, the “Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (the “Lenders”).

D.    Certain additional extensions of credit may be made from time to time for the benefit of the Grantors or the other Loan Parties pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement).

E.    Each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit, and (i) the Company, in addition to being a Borrower, is party to the Company Guaranty pursuant to which the Company guarantees the Obligations of the other Loan Parties, (ii) certain of the Grantors (other than the Company) are Vehicle Borrowers, and (iii) each Grantor (other than the Company) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Grantor guarantees the Obligations of the other Loan Parties.

F.    It is a condition precedent to the Secured Parties’ obligations to amend and restate the Existing Credit Agreement and make and maintain such extensions of credit that the Grantors shall have executed and delivered this Security Agreement to the Administrative Agent.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, and in further consideration of the promises and mutual covenants contained herein, the Existing Security Agreement is hereby amended and restated, and the parties hereto agree as follows:

1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Security Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Security Agreement, the following terms have the following definitions:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuers shall have been made).

“Fixtures” has the meaning assigned thereto in Section 9-102(a)(41) of the UCC.

“Secured Obligations” means:

(a)     as to the Company, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Company Guaranty Agreement), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

(b)     as to each Grantor which is a New Vehicle Borrower, (i) all of its Obligations arising under the Credit Agreement, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party; and

(c)     as to each Grantor which is a Referenced Subsidiary, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

provided, that the Secured Obligations of a Grantor shall exclude any Excluded Swap Obligations with respect to such Grantor.

“Qualifying Control Agreement” means any control or acknowledgment agreement in form and substance reasonably acceptable to the Administrative Agent with respect to Investment Property, Letter of Credit Rights or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee.

“Referenced Subsidiary” means each Grantor other than (x) the Company and (y) any Grantor which is a New Vehicle Borrower.

2.    Grant of Security Interest. As collateral security for the payment, performance and satisfaction of such Grantor’s respective Secured Obligations, each Grantor grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in (and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties ) all of the personal property (excluding Fixtures) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:

(a)    All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b)    All new and used vehicle inventory (including all inventory consisting of new or used automobiles or trucks) in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (all of the foregoing, collectively referred to hereinafter as “Vehicle Inventory”);

(c)    All other inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (together with the Vehicle Inventory, collectively referred to hereinafter as “Inventory”);

(d)    All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, trade fixtures and articles of tangible personal property of every description, in each case, to the extent not otherwise constituting Inventory, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(e)    Any right of such Grantor in (i) contracts in transit relating to any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor), (ii) any written or oral agreement of any finance company or other Person to provide financing for, or to pay all or any portion of the purchase price of any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor) or (iii) any amount to be received under such contracts or agreements (collectively referred to hereinafter as “Contracts In Transit”);

(f)     All other general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods (including the Vehicle Inventory), or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature but excluding Pledged Interests (as defined in and subject to the Pledge Agreement), Disposition Proceeds Collateral (as defined in and subject to the Escrow and Security Agreement) and Excluded Property (together with the Contracts-In-Transit, collectively referred to hereinafter as “General Intangibles”);

(g)    (i) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”), and (ii) money and cash equivalents;

(h)    All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(i)    All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests (as defined in and subject to the Pledge Agreement),

Disposition Proceeds Collateral (as defined in and subject to the Escrow and Security Agreement) and Excluded Property (collectively referred to hereinafter as “Investment Property”);

(j)    All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);
(k)    All documents, including manufacturer statements of origin, certificates of origin, and certificates of title or ownership relating to any Vehicle Inventory, warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(l)    All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(m)    The commercial tort claims identified on Schedule 8(h) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(n)    All books and records relating to any of the foregoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(o)    All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (o) are herein collectively referred to as the “Collateral.” Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to, and the term “Collateral” shall not include, any Excluded Property.

3.     Perfection. As of the date of execution of this Security Agreement or a Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist under Section 7.02 of the Credit Agreement (“Permitted Liens”). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

4.    Maintenance of Security Interest; Further Assurances.

(a)    Each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which financing statements, at the Administrative Agent’s election, may describe the Collateral as or including all assets or personal property (other than Fixtures) of the Grantor.

(b)    With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations.

(c)    Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

5.    Preservation and Protection of Collateral.

(a)    The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b)    Upon the failure of any Grantor to pay or contest taxes, charges, or assessments, or cause Liens to be terminated in accordance with the Credit Agreement, the Administrative Agent at its option may (following 10 days written notice to the applicable Grantor in the event no Event of Default is then occurring, and in the event an Event of Default is then occurring, at any time) pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including all fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.

6.    Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    It hereby makes each representation and warranty made in the Credit Agreement by the Borrowers with respect to such Grantor. Each Grantor covenants and agrees that until the Facility Termination Date, it will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by it or them or that the Borrowers have agreed, in the Credit Agreement, to cause it or them to perform.

(b)    It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (e) of this Section 6, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) in order to perfect the Administrative Agent’s security interest. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.

(c)    Schedule 7(f) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date, (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name of each Person other than such Grantor and the address of such Person at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(d)    No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor; provided that, for the avoidance of doubt, Motor Vehicle auctions shall not be considered consignment transactions for the purpose of this Section 6(d).

(e)    No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of such Collateral or the delivery of such Collateral to such Grantor or to customers, in each case in the ordinary course of business, and motor vehicle certificates of title) or (ii) to be in the possession, custody or control of any warehouseman or other bailee unless (x) (i) such location and Person are set forth on Schedule 7(f) or (ii) the aggregate value of Collateral at such location is less than $1,000,000 or (y) the Administrative Agent shall have received a duly executed Qualifying Control Agreement from such warehouseman or bailee, and the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

7.    Inspection. In addition to any inspection rights set forth in Section 6.10 of the Credit Agreement, if an Event of Default has occurred and is continuing, the Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right to discuss any Grantor’s affairs and finances with any Person obligated on any of such Grantor’s Accounts (“Account Debtors”) and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on such Grantor’s premises a custodian selected by the Administrative Agent who shall have full authority to do all acts necessary to protect the Administrative Agent’s (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral.

8.    Specific Collateral.

(a)    Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and from time to time, at the request of the Administrative Agent, such Grantor shall provide the Administrative Agent with a schedule of Accounts in form and substance acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor (“Schedule of Accounts”); provided, however, that such Grantor’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall reasonably request.

(ii)    The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $1,000,000 in the aggregate, or greater than $250,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

(iii)    In the event any amounts due and owing in excess of $1,000,000 in the aggregate amount, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

(b)    Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that each Grantor shall (i) keep accurate and complete records itemizing and describing (A) with respect to its Vehicle Inventory, each new and used vehicle, including the year, make, model, cost, price, location, vehicle identification number and date acquired, (B) with respect to all other Inventory, the kind, type, location and quantity thereof, its cost and the selling price of such Inventory held for sale, and the withdrawals therefrom and additions thereto, and (ii) furnish to the Administrative Agent from time to time, at the Administrative Agent’s request, a current schedule of Inventory (including Vehicle Inventory) based upon its most recent physical inventory and its inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports thereof as the Administrative Agent shall reasonably request with respect to the Inventory.

(c)    Equipment. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Such Grantor, as soon as practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

(ii)    Such Grantor shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Administrative Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.

(d)    Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Such Grantor shall (i) maintain at all times, and furnish to the Administrative Agent on or about the respective dates established in Sections 6.01(a) and 6.01(b) of the Credit Agreement for the delivery of financial statements, and otherwise from time to time at the Administrative Agent’s reasonable request, a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $1,000,000, and (ii) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

(ii)    With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, upon the occurrence and during the continuance of an Event of Default, such Grantor shall, at the request of the Administrative Agent cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

(iii)    With respect to each transferable letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, at the Administrative Agent’s request upon and during the continuance of any Default or Event of Default, deliver to the Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

(e)    Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)     Schedule 8(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.

(ii)    Following the occurrence and during the continuance of an Event of Default, to the extent requested by the Administrative Agent in each instance, all Investment Property other than interests in Subsidiaries in which such Grantor has granted a Lien to the

Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination.

(iii)    All dividends and other distributions with respect to any of the Investment Property constituting Collateral shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor (subject to clause iv below), free from any Lien hereunder.

(iv)    So long as no Default or Event of Default shall have occurred and be continuing, the registration of Investment Property constituting Collateral in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to such Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

(v)    Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Collateral upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

(vi)    Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to such Collateral pursuant to clause (iii) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to such Collateral to be promptly delivered to the Administrative Agent (together, if the Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.

(f)    Chattel Paper. With respect to its Chattel Paper constituting Collateral, whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Such Grantor shall at all times retain sole physical possession of the originals of such Collateral (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent upon the occurrence and during the continuation of an Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Collateral consisting of Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii)    Upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly and conspicuously legend all Collateral consisting of tangible Chattel Paper as follows: “A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A THIRD AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF SEPTEMBER 25, 2019 AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” Upon the occurrence or during the continuance of an Event of Default, such Grantor shall not create or acquire any Collateral consisting of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

(g)    Instruments. With respect to its Instruments constituting Collateral, whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that such Grantor shall (i) maintain at all times, and furnish to the Administrative Agent at its reasonable request, a current list identifying in reasonable detail Instruments constituting Collateral of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000, and (ii) upon the request of the Administrative Agent from time to time, upon the occurrence and during the continuance of an Event of Default, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon such Instruments in accordance with their respective terms or transfer such Instruments as may be permitted under the Loan Documents or by applicable law.

(h)    Commercial Tort Claims. With respect to its Commercial Tort Claims (other than Excluded Property), whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that Schedule 8(h) attached hereto contains a true and complete list of all such Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which the Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $2,500,000 (“Grantor Claims”). Each Grantor shall furnish to the Administrative Agent from time to time upon its request a certificate of an officer of such Grantor referring to this Section 8(h) and (x) identifying all Grantor Claims that are not then described on Schedule 8(h) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 8(h) and shall constitute a Commercial Tort Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the Grantor shall, if required by applicable law or otherwise at the request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

9.    Casualty and Liability Insurance Required.

(a)    Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:

(i)    property insurance on the Inventory and the Equipment in amounts as are customarily carried by Persons engaged in the same or similar business, against loss or damage by theft, fire, lightning, hail, wind, flooding and other hazards ordinarily included under standard extended coverage policies, and in any event with respect to flood insurance, meeting Federal and state flood insurance requirements of Governmental Authorities;

(ii)    false pretense insurance;

(iii)    garage liability and comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent and the Lenders as additional insureds thereunder;

(iv)    workers’ compensation insurance with respect to the operation of its facilities under the workers’ compensation laws of the states in within such Collateral is located; and

(v)    business interruption insurance;

provided that, the amount and scope of the aforementioned coverages shall not be materially reduced and the deductibles shall not be materially increased, unless the Administrative Agent is reasonably satisfied with such reduction or increase, as applicable.

(b)    Each insurance policy obtained in satisfaction of the requirements of Section 9(a):

(i)    may be provided by blanket policies now or hereafter maintained by each or any Grantor or by the Borrower;

(ii)    shall be issued by such insurer (or insurers) in effect on the Closing Date, or such other insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Administrative Agent;

(iii)    shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved unless otherwise agreed to by the Administrative Agent; and

(iv)    without limiting the generality of the foregoing, all insurance policies where applicable under Section 9(a)(i) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as lender’s loss payee and the Administrative Agent and Lenders as parties insured thereunder in respect of any claim for payment.

(c)    Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

(d)    With respect to each claim in the amount of $500,000, each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

(e)    In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or under the Credit Agreement, the Administrative Agent may contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements and all sums so disbursed by Administrative Agent, including reasonable fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral.

(f)    The Net Proceeds of the insurance carried pursuant to the provisions of Sections 9(a)(ii) and 9(a)(iii) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid, provided that, if such Grantor has satisfied such claim or liability prior to receiving such proceeds, such proceeds shall be applied to reimburse such Grantor.

(g)    At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of insurance maintained pursuant to the provisions of Section 10(a)(i) and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

(h)    “Net Proceeds” when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including fees and expenses of counsel) incurred in the realization thereof.

(i)    Subject to Section 9(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in Section 9(a)(ii) or (iii) is applicable.

(j)    The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Collateral Document.

10.    Rights and Remedies Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a)    All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

(b)    The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

(c)    The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d)    The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e)    The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor other than Excluded Property, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities (“Affected Collateral”), and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all fees and expenses of counsel) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.06 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

11.    Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)    to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

(d)    to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

(e)    to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

12.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 12 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

13.    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

14.    Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time during the continuance of an Event of Default irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

15.    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

16.    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security

Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

17.    Entire Agreement. This Security Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18.    Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

19.    Binding Agreement; Assignment. This Security Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 19, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

20.    Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Security Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Security Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Security Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

21.    Severability. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

22.    Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 22, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Agreement.

23.    Termination. Subject to the provisions of Section 12, this Security Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

24.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to the Company or any other Grantor, at the address for the giving of notice to the Company then in effect under the Credit Agreement, and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Schedule 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25.    Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

26.    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Security Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

27.    Governing Law; Waivers.

(a)    THIS SECURITY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (ii) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (iii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

(b)    EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)    EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 24 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d)    NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY

AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f)    EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

28.    Intercreditor Agreement.    THIS SECURITY AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THE FMCC INTERCREDITOR AGREEMENT AND THE SERVICE LOANER INTERCREDITOR AGREEMENTS AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY THE FMCC INTERCREDITOR AGREEMENT AND THE SERVICE LOANER INTERCREDITOR AGREEMENTS AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

29.    Amendment and Restatement. Notwithstanding this amendment and restatement of the Existing Security Agreement, (i) all of the indebtedness, liabilities and obligations owing by the Grantors or any other Person under the Existing Security Agreement shall continue as obligations hereunder, as amended hereby, and shall be and remain secured by this Security Agreement, (ii) the Existing Security Interest shall continue as a security interest hereunder, as amended hereby, and (iii) this Security Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Grantors under, the Existing Security Agreement and neither the execution and delivery of this Security Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Security Agreement or the Existing Security Interest created thereunder.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.
GRANTORS:
ASBURY AUTOMOTIVE GROUP, INC.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

AF MOTORS, L.L.C.
ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY CO SUB, LLC
ASBURY DELAND HUND, LLC
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

ASBURY JAX HOLDINGS, L.P.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
BFP MOTORS L.L.C.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CK CHEVROLET L.L.C.
CK MOTORS LLC
CN MOTORS L.L.C.
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
COGGIN MANAGEMENT, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

GRANTORS, continued:

NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Linda K. Lov
Typed Name:    Linda K. Lov
Typed Title:    Assistant Vice President

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

SCHEDULE 7(f)
Grantor Information

See attached.

Schedule 7(f) – Page 30
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

SCHEDULE 7(f)
Grantor Information

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
AF Motors, L.L.C.	Delaware	3110583	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Deland Ford Lincoln Coggin Deland Ford Collision Center	2655 N. Volusia Ave Orange City, FL 32763-2214	N/A	None.
ANL, L.P.	Delaware	2880404	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Arkansas Automotive Services, L.L.C.	Delaware	4751782	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury AR Niss L.L.C.	Delaware	3901962	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Atlanta AC L.L.C.	Delaware	2686370	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Acura Nalley Collision Marietta	1355 Cobb Parkway South Marietta, GA 30060 1250 & 1280 Franklin Dr. Marietta, GA 30067 2086 Cobb Parkway Smyrna, GA 30080 1431 Cobb Pkwy Marietta, GA 30060	N/A Hubert Properties 850 Kennesaw Ave., Ste 2 Marietta, GA 30060 N/A N/A	None.

Schedule 7(f) – Page 1
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Atlanta AU L.L.C.	Delaware	3378171	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Audi North Atlanta Atlanta Luxury Collision	11505 Alpharetta Highway Roswell, GA 30076 11507 Alpharetta Hwy Roswell, GA 30076	N/A N/A	None.
Asbury Atlanta BM L.L.C.	Delaware	3665863	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley BMW of Decatur Nalley Collision Center	1606 Church Street Decatur, GA 30033 2600 Chestnut Dr./4461 Tilly Mill Rd Doraville, GA 30360 2500 The Nalley Way Atlanta, GA 30341	N/A Car GIL GA LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102 N/A	None.
Asbury Atlanta CHEV, LLC	Delaware	6739392	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Chevrolet	4200 Jonesboro Rd Union City, GA 30291	N/A	None.
Asbury Atlanta Chevrolet L.L.C.	Delaware	2680108	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Atlanta Ford, LLC	Delaware	5322047	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Ford Sandy Springs	7555 Roswell Rd. Atlanta, GA 30350	N/A	None.
Asbury Atlanta Hon L.L.C.	Delaware	2686368	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Honda	4197 Jonesboro Road Union City, GA 30291	Union City Honda Auto Realty Inc. 87 W. Paces Ferry Rd. Atlanta, GA 30305	None.

Schedule 7(f) – Page 2
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Atlanta Hund L.L.C.	Delaware	5323963	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Hyundai Nalley Collision Center	7939 Mall Parkway Lithonia, GA 30038 7947 Mall Parkway Lithonia, GA 30038	N/A N/A	None.
Asbury Atlanta Inf L.L.C.	Delaware	4332455	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Infiniti-Atlanta	2550 The Nalley Way Atlanta, GA 30341	N/A	None.
Asbury Atlanta Infiniti L.L.C.	Delaware	3378170	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Infiniti-Marietta	2020 Cobb Parkway Marietta, GA 30060 2024 Cobb Parkway Marietta, GA 30060	N/A Norman Aderhold 313 Robin Lane, SE Marietta, GA 30067-7041	None.
Asbury Atlanta Jaguar L.L.C.	Delaware	3231632	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Atlanta K L.L.C.	Delaware	5324209	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Kia	7849 Mall Parkway Lithonia, GA 30038	N/A	None.
Asbury Atlanta Lex L.L.C.	Delaware	2686367	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Lexus-Smyrna Nalley Lexus-Roswell	2750 Cobb Parkway SE Smyrna, GA 30080 980 Mansell Road Roswell, GA 30076	Car AAG GA LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102 N/A	None.

Schedule 7(f) – Page 3
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Atlanta Nis II, LLC	Delaware	5764929	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Nissan Cumming	1310 Buford Hwy Cumming, GA 30041	N/A	None.
Asbury Atlanta Nis L.L.C.	Delaware	4332456	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Nissan of Atlanta	2551 The Nalley Way Atlanta, GA 30341	N/A	None.
Asbury Atlanta Toy 2 L.L.C.	Delaware	5323831	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Toyota Stonecrest Nalley Scion Stonecrest	7969 Mall Parkway Lithonia, GA 30038 7879 Mall Pkwy Lithonia, GA 30038	N/A	None.
Asbury Atlanta Toy L.L.C.	Delaware	4456930	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Toyota of Roswell Nalley Scion of Roswell Nalley Collision Center	11130 Alpharetta Highway Roswell, GA 30076 11100 Alpharetta Hwy Roswell, GA 30076 545/1000 Sun Valley Dr. Roswell, GA 30076	N/A	None.
Asbury Atlanta VB L.L.C.	Delaware	5212809	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bentley Atlanta Nalley Volkswagen of Alpharetta	10995 Westside Parkway Alpharetta GA, 30009 1550 Mansell Road Alpharetta, GA 30009	N/A	None.
Asbury Atlanta VL L.L.C.	Delaware	3665862	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 4
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Delaware	2954929	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Arkansas L.L.C.	Delaware	2923557	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Atlanta II L.L.C.	Delaware	4499752	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Atlanta L.L.C.	Delaware	2632708	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Parkway, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Brandon, L.P.	Delaware	3043466	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy Chrysler Jeep Dodge	9207 Adamo Drive Tampa, FL 33619	CAR AAG FL DOD LLC Capital Automotive RE Services, 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Asbury Automotive Central Florida, L.L.C.	Delaware	3025476	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Deland, L.L.C.	Delaware	3110578	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 5
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive Fresno L.L.C.	Delaware	3630396	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Group L.L.C.	Delaware	2896956	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Group, Inc.	Delaware	3493496	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097
Drive-Assured Autoplan
Drive-Assured Autoplan & Design
Quickdrop Express Service & Design
Asbury Automotive Group
Asbury Automotive Group & Design
Driving Prices Lower Automodeals
Spirit
Crown Motor Mile
It’s Like Buying New
Coggin Certified Used Car Assurance
Package & Design
Coggin Used Car Assurance Package
Coggin
Nalley
McDavid
Gray-Daniels
Crown Automotive
Plaza
Courtesy Autogroup & Design
North Point
Coggin Express Trade
Courtesy Autogroup Express Trade

2905 Premiere Pkwy, Ste 300
Duluth, GA 30097

3706 W Wendover
Greensboro, NC 27407

445 Atlanta South Pkwy
Atlanta GA 30349

1750 Founders Pkwy Ste 100
Alpharetta GA 30004

4365 River Green Parkway
Duluth, GA 30096

Equity Office
1745 N Brown Rd., Ste 190
Lawrenceville, GA 30043
PM Segal
4653 Carmel Mtn. Rd., Ste 308-119
San Diego, CA 92130
MAC Atlanta South
3280 Peachtree, Ste 140
Atlanta GA 30305
CRE Founders
3567 Parkway Ln., Ste 150
Peachtree Corners, GA 30092

N/A
							None.

Schedule 7(f) – Page 6
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive Jacksonville GP L.L.C.	Delaware	2824699	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Jacksonville, L.P.	Delaware	2824925	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Management L.L.C.	Delaware	2459461	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Mississippi L.L.C.	Delaware	3413187	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Delaware	2902156	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive North Carolina L.L.C.	Delaware	2898669	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 7
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive North Carolina Management L.L.C.	Delaware	2912342	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Delaware	2899084	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Oregon L.L.C.	Delaware	2902157	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Southern California L.L.C.	Delaware	3683008	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Spirit Automotive Group	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive St. Louis II L.L.C.	Delaware	4556493	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 8
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive St. Louis, L.L.C.	Delaware	2686371	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Plaza Motor Company (BMW) Plaza Motor Company (MB) Plaza Infiniti Plaza Motor Company (Sprinter) Audi Creve Coeur Plaza Motors Collision Center
11830 Olive Boulevard
Creve Coeur, MO 63141
11910 Olive Boulevard
Creve Coeur, MO 63141

755 N. New Ballas Rd/630/700 Decker
Creve Coeur, MO 63141

11820 Lackland Rd.
St. Louis, MO 63146
652 Decker Lane
Creve Coeur MO 63141
						N/A Gelber Family Trust 677 N. New Ballas # 200 Creve Coeur, MO 63141 Advisors LLC 211 Henry Ave St. Louis MO 63011 Summit Lackland 100 S. Brentwood Blvd Ste 222 Clayton, MO 63105	None.
Asbury Automotive Tampa GP L.L.C.	Delaware	2835280	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Tampa, L.P.	Delaware	2835863	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Texas L.L.C.	Delaware	2772119	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Automotive Texas Real Estate Holdings L.L.C.	Delaware	4373912	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 9
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Automotive West, LLC	Delaware	7463965	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury CH Motors L.L.C.	Delaware	5192484	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097		None.
Asbury Co Sub, LLC	Delaware	7463960	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Mike Shaw Subaru	1650 W 104th Ave. Thornton, CO 80234 2200 W. 103rd Ave. Thornton, CO 80234 2685 W. 103rd Ave. Federal Heights, CO 80260	N/A	None.
Asbury Deland Hund, LLC	Delaware	5497021	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Deland Hyundai	2308 S. Woodland Blvd. Deland, FL 32720	N/A	None.
Asbury Deland Imports 2, L.L.C.	Delaware	3185222	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Fresno Imports L.L.C.	Delaware	3630377	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 10
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Ft. Worth Ford, LLC	Delaware	5617874	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid Ford Ft. Worth	300 West Loop 820 South Fort Worth, TX 76108 820 West Loop 820 South Fort Worth, TX 76108	N/A	None.
Asbury Georgia Toy, LLC	Delaware	6739391	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Nalley Toyota Union City	4115 Jonesboro Rd Union City, GA 30291	N/A	None
Asbury IN CBG, LLC	Delaware	7147802	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bill Estes Chevrolet Buick	1920 North Lebanon Street Lebanon, IN 46052	N/A	None
Asbury IN CDJ, LLC	Delaware	7147806	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bill Estes Chrysler Dodge Jeep Ram	745 E. 56th Street Brownsburg, IN 46112	N/A	None
Asbury IN Chev, LLC	Delaware	6210681	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Hare Chevrolet Hare Collision Center Hare Isuzu Truck	2001 Stoney Creek Road, Noblesville, IN 46060 1372 South 10th Street Noblesville, IN 46060 3477 Conner Street Noblesville, IN 46060	N/A JB Collision, LLC 1372 South 10th Street Noblesville, IN 46060 N/A	None.

Schedule 7(f) – Page 11
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Indy Chev, LLC	Delaware	7147790	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bill Estes Chevrolet	4105 W. 96th Street Indianapolis, IN 46268 9507 Ross Lane Indianapolis, IN 46268 4310 W. 96th Street Indianapolis, IN 46268	N/A	None
Asbury IN Ford, LLC	Delaware	7147811	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bill Estes Ford	450 East Northfield Drive Brownsburg, IN 46112	N/A	None
Asbury IN HON, LLC	Delaware	6526707	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Hare Honda	8693 East US Hwy 36 Avon, IN 46123 Lot 7 of Avon Marketplace Avon, IN 46123	N/A	None
Asbury IN TOY, LLC	Delaware	7435254	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Bill Estes Toyota	3232 Harper Road Indianapolis, IN 46240 9419 Aronson Drive Indianapolis, IN 46240 931 North Rangeline Road Carmel, IN 46032	N/A	None
Asbury Jax AC, LLC	Delaware	4294930	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Acura	4400 South US Highway 1 Fort Pierce, FL 34982-7370	N/A	None.

Schedule 7(f) – Page 12
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Jax Ford, LLC	Delaware	5694629	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Ford	9650 Atlantic Blvd. Jacksonville, FL 32225 704 Millcreek Rd. Jacksonville, FL 32211	N/A	None.
Asbury Jax Holdings, L.P.	Delaware	2898317	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Jax Hon L.L.C.	Delaware	4383883	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy Palm Harbor Honda	31200 US Highway 19N Palm Harbor, FL 34684 31975 US Hwy 19N Palm Harbor, FL 34684	CAR AAG FL HON LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Asbury Jax K L.L.C.	Delaware	3957324	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Jax Management L.L.C.	Delaware	2858533	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Jax VW L.L.C.	Delaware	4383889	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 13
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury MS Chev L.L.C.	Delaware	3982115	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Gray-Daniels Chevrolet Gray-Daniels Collision Center	6060 I-55 North Frontage Road Jackson, MS 39211 5903 Ridgewood Rd Jackson, MS 39211	Thomas and Wimberly 3100 Edloe St., Ste 300 Houston, TX N/A	None.
Asbury MS Gray-Daniels L.L.C.	Delaware	3383012	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Gray-Daniels Ford Lincoln	201 Octavia Drive Brandon, MS 39042 1791 W Government St Brandon MS 39042	Gray Properties 251 Cedar Hill Dr Flora, NS 39216 N/A	None.
Asbury No Cal Niss L.L.C.	Delaware	3820684	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Sacramento Imports L.L.C.	Delaware	3749120	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	CARS Capital Automotive RE Services, 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Asbury SC JPV L.L.C.	Delaware	4875313	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Jaguar of Greenville Porsche of Greenville Volvo of Greenville Land Rover of Greenville	2668 Laurens Road Greenville, SC 29607 9E & 13E Parkins Mill Rd Greenville, SC 29607	N/A	None.

Schedule 7(f) – Page 14
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury SC LEX L.L.C.	Delaware	4875991	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Lexus of Greenville	2660 Laurens Rd Greenville, SC 29607	N/A	None.
Asbury SC TOY L.L.C.	Delaware	4875312	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Toyota of Greenville Scion of Greenville PreOwned Center of Greenville Greenville Toyota Collision Center	2686 Laurens Rd Greenville, SC 29607 17 Duvall Rd Greenville, SC 29607 2670 Laurens Rd Greenville, SC 29607 2700 Laurens Rd Greenville, SC 29607	N/A Sonic 4401 Colwick Rd Charlotte, NC 28211 Dartha Harvey (864) 933-0037 (864) 444-3500	None.
Asbury So Cal DC L.L.C.	Delaware	3745847	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury So Cal Hon L.L.C.	Delaware	3745851	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury So Cal Niss L.L.C.	Delaware	3761090	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 15
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury South Carolina Real Estate Holdings L.L.C.	Delaware	4890931	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury St. Louis Cadillac L.L.C.	Delaware	2829606	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury St. Louis FSKR, L.L.C.	Delaware	4737816	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury St. Louis Lex L.L.C.	Delaware	2827814	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Plaza Lexus	777 Decker Lane Creve Coeur, MO 63141 652 Decker Lane Creve Coeur, MO 63141	N/A	None.
Asbury St. Louis LR L.L.C.	Delaware	2827813	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Jaguar St. Louis Land Rover St Louis	11654 Olive Blvd. Creve Coeur, MO 63141	N/A	None.
Asbury St. Louis M L.L.C.	Delaware	4857999	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Mercedes-Benz of Chesterfield	951 Technology Dr O'Fallon, MO 63368	N/A	None.

Schedule 7(f) – Page 16
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Asbury Tampa Management L.L.C.	Delaware	2881341	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Texas D FSKR, L.L.C.	Delaware	4737822	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury Texas H FSKR, L.L.C.	Delaware	4737821	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Asbury-Deland Imports, L.L.C.	Delaware	3110580	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Deland Honda	2677 N. Volusia Ave. Orange City, FL 32763	N/A	None.
Atlanta Real Estate Holdings L.L.C.	Delaware	2878627	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Avenues Motors, Ltd.	Florida	A9600000 0626	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Nissan at the Avenues	10859 Philips Highway Jacksonville FL 32256 10857 Philips Hwy Jacksonville, FL 32256	N/A Keeter 4800 Stetson Rd Jacksonville, FL 32207	None.
Bayway Financial Services, L.P.	Delaware	2880409	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 17
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
BFP Motors L.L.C.	Delaware	3733630	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin BMW Treasure Coast	4429 US 1 South Ft. Pierce, FL 34982	Car AAG FL FT PIE LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
C & O Properties, Ltd.	Florida	A24567	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Camco Finance II L.L.C.	Delaware	2977640	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
CFP Motors L.L.C.	Delaware	5265630	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Mercedes-Benz of Ft. Pierce Coggin Collision Center	4500 US 1 South Ft. Pierce, FL 34982	N/A	None.
CH Motors L.L.C.	Delaware	5265599	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Honda	11003 Atlantic Blvd. Jacksonville, FL 32225	N/A	None.

Schedule 7(f) – Page 18
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
CHO Partnership, Ltd.	Florida	A9900000 1328	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Honda of Orlando Coggin Collision Center	11051 South Orange Blossom Trail Orlando, FL 32837 2535 N. Orange Blossom Trail Kissimmee, FL 34744 1920 Central Pkwy Orlando FL 32837	Car AAG FL LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102 Russell Trust 365 Taft-Vineland Rd Ste 105 Orlando, FL 32804 N/A	None.
CK Chevrolet L.L.C.	Delaware	3025479	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
CK Motors LLC	Delaware	3025483	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
CN Motors L.L.C.	Delaware	5265581	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Nissan	10600 Atlantic Blvd. Jacksonville, FL 32256	N/A	None.
Coggin Automotive Corp.	Florida	358922	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 19
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Coggin Cars L.L.C.	Delaware	3152923	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Toyota at the Avenues Coggin Scion at the Avenues	11340 Philips Hwy Jacksonville, FL 32256 11436 Philips Hwy Jacksonville, FL 32256	N/A Gager Living Trust 27 Comares Ave. St Augustine, FL 32080	None.
Coggin Chevrolet L.L.C.	Delaware	3152926	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Chevrolet at the Avenues	10880 Philips Hwy Jacksonville FL 32256	N/A	None.
Coggin Management, L.P.	Delaware	2881141	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
CP-GMC Motors, L.L.C.	Delaware	5265479	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Crown Acura/Nissan, LLC	North Carolina	395567	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Crown CHH L.L.C.	Delaware	2912328	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Honda of Southpoint	1001 Southpoint Auto Park Blvd. Durham, NC 27713	Car AAG NC LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Crown CHO L.L.C.	Delaware	3624798	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 20
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Crown CHV L.L.C.	Delaware	2912330	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Crown FDO L.L.C.	Delaware	3500156	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Dodge of Fayetteville Crown Dodge Collision Center	436 N. McPherson Church Road Fayetteville, NC 28303	N/A	None.
Crown FFO Holdings L.L.C.	Delaware	3185229	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Crown FFO L.L.C.	Delaware	3093733	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Ford	256 Swain Street Fayetteville, NC 28303-7297	N/A	None.
Crown GAC L.L.C.	Delaware	2912334	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Acura	3908 W. Wendover Avenue Greensboro, NC 27407 706 Edwardia Drive Greensboro, NC 27407 3910 W Wendover Greensboro, NC 27407	N/A N/A N/A	None.
Crown GBM L.L.C.	Delaware	2912343	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown BMW	3902 W. Wendover Avenue Greensboro, NC 27407	N/A	None.
Crown GCA L.L.C.	Delaware	3584465	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 21
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Crown GDO L.L.C.	Delaware	2912335	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Chrysler Dodge Jeep	3710 W. Wendover Ave. Greensboro, NC 27407 612 Norwalk St Greensboro, NC 27407	N/A Cedar Grove Tabernacle 612 Norwalk St. Greensboro, NC 27407	None.
Crown GHO L.L.C.	Delaware	2912331	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Honda Greensboro	3633 W. Wendover Avenue Greensboro, NC 27407	N/A	None.
Crown GNI L.L.C.	Delaware	2912363	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Nissan	3900 W. Wendover Avenue Greensboro, NC 27407	CW Myers Trading Post 2718 N Liberty St. Winston-Salem, NC 27105	None.
Crown GPG L.L.C.	Delaware	2912319	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Paint & Body Centre	719 Camann St. Greensboro, NC 27407	N/A	None.
Crown GVO L.L.C.	Delaware	2958448	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Volvo	3604 W. Wendover Avenue Greensboro, NC 27407	CAR AAG NC GRE L.L.C. Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Crown Honda, LLC	North Carolina	395566	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 22
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Crown Motorcar Company L.L.C.	Delaware	3408799	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	BMW of Charlottesville	1295 Richmond Road Charlottesville, VA 22911 1265 Richmond Road Charlottesville, VA 22911	N/A Lee & Baumgardner 1252 Still Meadow Ave. Charlottesville, VA 22901	None.
Crown PBM L.L.C.	Delaware	4391369	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Crown RIA L.L.C.	Delaware	2912322	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Acura	8704 W. Broad St. Richmond, VA 23294	N/A	None.
Crown RIB L.L.C.	Delaware	2912323	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Richmond BMW (Midlothian) Richmond BMW Crown Mini of Richmond	12100 Midlothian Turnpike Midlothian, VA 23113 8710 W. Broad St. Richmond, VA 23294 8712-8716 W. Broad St. (4 Lots) Richmond, VA 23294	N/A N/A Virginia Home for Boys 8716 W. Broad St Richmond, VA 23294	None.
Crown SJC L.L.C.	Delaware	3699951	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 23
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Crown SNI L.L.C.	Delaware	3696551	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Crown Nissan Greenville	2712 Laurens Road Greenville, SC 29607	JPBSR, LLC 1000 Brockman Rd. Greer, SC 29651	None.
CSA Imports L.L.C.	Delaware	3191595	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Honda of St. Augustine	2925 US Highway 1 S St Augustine, FL 32086-6304	Car AAG FL ST AUG L.L.C. Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Escude-NN L.L.C.	Delaware	3154579	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Gray-Daniels Nissan North	6080 I-55 North Frontage Road Jackson, MS 39211	PCZ Investment LP 2675 River Ridge Dr Jackson, MS 39216	None.
Escude-NS L.L.C.	Delaware	3154573	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Gray-Daniels Nissan Brandon	108 Gray-Daniels Blvd. Brandon, MS 39042	Car AAG MS Bran LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Escude-T L.L.C.	Delaware	3154569	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Gray-Daniels Toyota Gray-Daniels Scion	104 Gray-Daniels Blvd. Jackson, MS 39042	Car AAG MS Bran LLC Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.

Schedule 7(f) – Page 24
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Florida Automotive Services L.L.C.	Delaware	3996125	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
HFP Motors L.L.C.	Delaware	3398830	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Honda of Ft. Pierce	4450 US 1 South Ft. Pierce, FL 34982	N/A	None.
JC Dealer Systems, LLC	Delaware	3391707	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
KP Motors L.L.C.	Delaware	3429268	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Coggin Buick-GMC of Orange Park Coggin Collision Orange Park Coggin Collision Center of Regency Coggin Collision Center at the Avenues	7245 Blanding Blvd. Jacksonville, FL 32244 180 Millcreek Rd. Jacksonville, FL 32211 10845 Philips Hwy. Jacksonville, FL 32256	CAR AAG FL JAC LLC Capital Automotive RE Services, 8484 Westpark Drive, Suite 200 McLean, VA 22102 N/A N/A	None.
McDavid Austin-Acra, L.L.C.	Delaware	4374093	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid Acura of Austin	13553 US Highway 183 North Austin, TX 78750 13573 US HWY 183 Austin, TX 78750	N/A	None.

Schedule 7(f) – Page 25
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
McDavid Frisco-Hon, L.L.C.	Delaware	4374031	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid Honda of Frisco	1601 N. Dallas Parkway Frisco, TX 75034 1602 N. Dallas Parkway Frisco, TX 75034 1701 N. Dallas Pkwy Frisco, TX 75034	N/A	None.
McDavid Grande, L.L.C.	Delaware	4373918	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
McDavid Houston-Hon, L.L.C.	Delaware	4373904	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
McDavid Houston-Niss, L.L.C.	Delaware	4373926	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
McDavid Irving-Hon, L.L.C.	Delaware	4373915	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid Honda of Irving David McDavid Collision Center	3700 West Airport Freeway Irving, TX 75062 3800 West Airport Freeway Irving, TX 75062	N/A CAR AAG TX L.P. Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
McDavid Outfitters, L.L.C.	Delaware	4374082	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 26
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
McDavid Plano-Acra, L.L.C.	Delaware	4373993	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid Acura David McDavid Collision Center	4051 West Plano Parkway Plano, TX 75093 1221 Commerce Drive Plano, TX 75093 1201 Commerce Dr. Plano, TX 75093	N/A West Plano RV Storage 1221 Commerce Drive Plano, TX 75093 CAR AAG TX L.P. Capital Automotive RE Services 8484 Westpark Drive, Suite 200 McLean, VA 22102	None.
Mid-Atlantic Automotive Services, L.L.C.	Delaware	4751779	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Mississippi Automotive Services, L.L.C.	Delaware	4751784	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Missouri Automotive Services, L.L.C.	Delaware	4751788	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
NP FLM L.L.C.	Delaware	2955258	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 27
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
NP MZD L.L.C.	Delaware	2955278	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
NP VKW L.L.C.	Delaware	2955279	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Plano Lincoln-Mercury, Inc.	Delaware	2298220	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	David McDavid’s Plano Lincoln David McDavid Lincoln Collision Center	3333 West Plano Parkway Plano, TX 75093	N/A	None.
Precision Computer Services, Inc.	Florida	J87060	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Precision Enterprises Tampa, Inc.	Florida	F60178	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Precision Motorcars Company	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Precision Infiniti, Inc.	Florida	K38869	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Infiniti of Tampa	4600 N. Dale Mabry Hwy. Tampa, FL 33614 4612 N Dale Mabry Hwy Tampa, FL 33614	N/A Landlease Corp hwhite1putt@bellsouth.net	None.

Schedule 7(f) – Page 28
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Precision Motorcars, Inc.	Florida	324224	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Mercedes Benz of Tampa Mercedes Benz of Tampa (Sprinter) Courtesy Collision Center	4400 N. Dale Mabry Hwy Tampa, FL 33614 3800 W. Hillsborough Ave. Tampa, FL 33614 3804 W Alva St. Tampa, FL 33614 4422 N Church St. Tampa, FL 33614 4636 N Dale Mabry Hwy Tampa FL 33614	N/A Morsani 16007 N Florida Ave Lutz, FL 33549	None.
Precision Nissan, Inc.	Florida	J41851	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy Nissan of Tampa	3800 W. Hillsborough Avenue Tampa, FL 33614	N/A	None.
Premier NSN L.L.C.	Delaware	2955308	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	None.
Premier Pon L.L.C.	Delaware	2954768	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	None.
Prestige Bay L.L.C.	Delaware	2955282	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 29
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Prestige Toy L.L.C.	Delaware	2955280	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Brandon FL, LLC	Delaware	5425708	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Cumming GA, LLC	Delaware	5555595	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Ft. Myers FL, LLC	Delaware	5571453	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Group L.L.C.	Delaware	5425703	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Holiday FL, LLC	Delaware	6016214	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Jacksonville FL, LLC	Delaware	5497026	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 30
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Q Automotive Kennesaw GA, LLC	Delaware	5633076	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Orlando FL, LLC	Delaware	5553767	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Q Automotive Tampa FL, LLC	Delaware	6043100	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Southern Atlantic Automotive Services, L.L.C.	Delaware	3996127	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Tampa Hund, L.P.	Delaware	2898224	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy Hyundai	3810 W. Hillsborough Avenue Tampa, FL 33614	N/A	None.
Tampa Kia, L.P.	Delaware	2898222	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy KIA of Brandon	9205 Adamo Dr. Tampa, FL 33619	N/A	None.
Tampa LM, L.P.	Delaware	2924753	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Tampa Mit, L.P.	Delaware	2898220	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 31
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
Texas Automotive Services, L.L.C.	Delaware	4751790	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Thomason Auto Credit Northwest, Inc.	Oregon	352322-89	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Thomason Dam L.L.C.	Delaware	2960883	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Thomason FRD L.L.C.	Delaware	2911238	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Thomason Hund L.L.C.	Delaware	2911246	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
Thomason Pontiac-GMC L.L.C.	Delaware	3575295	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.
WMZ Motors, L.P.	Delaware	2885115	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	None.	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	N/A	None.

Schedule 7(f) – Page 32
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

Legal Name	Jurisdiction of Formation	State ID Number	Address of Chief Executive Office	Trade Names/ Trade Styles	Address of Collateral Location(s) (Grantor)	Name/Address of Owner of Collateral Location (other than Grantor)	Name/Address of Person HOlding Collateral Under Warehouse, Bailment, ect.
WTY Motors, L.P.	Delaware	2898215	2905 Premiere Pkwy, Ste 300 Duluth, GA 30097	Courtesy Toyota of Brandon Courtesy Scion Courtesy Toyota Collision Center	9210 Adamo Drive Tampa, FL 33619 413 Crater Lane Tampa, FL 33619	Boog & Julster LLC 1001 Lindelaan, Tampa, FL 33618 N/A	None.

Schedule 7(f) – Page 33
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

SCHEDULE 8(e)

Investment Property

1.	Securities Accounts
None

2.	Other Investment Property
None.

Schedule 8(e) – Page 1
THIRD AMENDED AND RESTATED SECURITY AGREEMENT

SCHEDULE 8(h)

Commercial Tort Claims

None

Schedule 8(h) – Page 1
THIRD AMENDED AND RESTATED SECURITY AGREEMENT